SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           - - - - - - - - - - -

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) September 8, 2000

                                ZiLOG, INC.
           (Exact Name of Registrant as Specified in its Charter)

             001-13748                           13-3092996
      (Commission File Number)       (IRS Employer Identification No.)

      910 East Hamilton Avenue
        Campbell, California                       95008
  (Address of Principal Executive                (Zip Code)
              Offices)

                               (408) 558-8500
            (Registrant's Telephone Number, including Area Code)



      On September 8, 2000, we issued a press release relating to the withdrawal of the registration statement we filed on September 8, 2000 with the United States Securities and Exchange Commission on Form S-1 to register the initial public offering of shares of our common stock. This press release is attached as exhibit 99.1 and is incorporated herein by reference.

ITEM 7(c) EXHIBITS

EXHIBIT NO.       DESCRIPTION

99.1              Press release, dated Sepetmber 8, 2000 of ZiLOG, Inc.




                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: September 8, 2000

                                     ZiLOG, INC.


                                     By: /s/ Richard R. Pickard
                                        -----------------------------------
                                     Name:  Richard R. Pickard
                                     Title: Senior Vice President,
                                            General Counsel and Secretary





                               EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

99.1           Press release, dated September 8, 2000 of ZiLOG, Inc.





                                                               Exhibit 99.1




                 ZILOG INC. WITHDRAWS IPO REGISTRATION


CAMPBELL, CA (SEPTEMBER 8, 2000) - ZiLOG Inc. today announced that due to market conditions it has elected to withdraw its initial public offering of its common stock. ZiLOG's financial performance continues to gain momentum, and senior management will evaluate prospects for an IPO based on future market conditions. A request will be filed with the Securities and Exchange Commission to withdraw the registration statement relating to the IPO.

ABOUT ZILOG INC.

ZiLOG designs, manufactures and markets semiconductor micro-logic devices for the growing communications and embedded control markets. Headquartered in Campbell, Calif., ZiLOG employs approximately 1,300 people worldwide. ZiLOG maintains design centers in Campbell; Austin, Texas; Nampa, Idaho; Seattle, Wash.; and Bangalore, India, a worldwide customer service center in Austin, advanced manufacturing in Nampa and test operations in Manila, Philippines. www.zilog.com

                                   # # #

ZiLOG is a registered trademark of ZiLOG Inc. in the United States and in other countries. All other product and or service names mentioned herein may be trademarks of the companies with which they are associated.

SOME STATEMENTS CONTAINED IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS MAY BE FORWARD-LOOKING STATEMENTS SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ZILOG'S ACTUAL RESULTS AND FINANCIAL POSITION TO DIFFER MATERIALLY. CERTAIN OF THESE RISKS INCLUDING THOSE RELATED TO OUR BUSINESS AND OUR INDUSTRY ARE DISCUSSED MORE FULLY IN THE COMPANY'S FILINGS WITH THE SEC, INCLUDING ITS REGISTRATION STATEMENT ON FORM S-1. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF.


FOR MORE INFORMATION

Robert Couch
SVP of Corporate Communication & Chief Communication Officer
ZiLOG Inc.
408-558-8917
rcouch@zilog.com